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                                                                    Exhibit 21.1

                         SUBSIDIARIES OF THE REGISTRANT
                          Name--State of Incorporation

Company                                                                                State of
-------                                                                                --------
                                                                                       Incorporation
                                                                                       -------------
Always In Style, LLC...............................................................    Delaware
American Down and Textile Company..................................................    Wisconsin
BC Corporation of Tennessee, Inc...................................................    Tennessee
Brawn of California, Inc...........................................................    California
Clearance World Outlets, LLC.......................................................    Delaware
Creative Capital Ventures, LLC.....................................................    Delaware
Desius, LLC........................................................................    Delaware
D.M. Advertising, Inc..............................................................    New Jersey
Domestications Kitchen & Garden, LLC...............................................    Delaware
Domestications, LLC................................................................    Delaware
Encore Catalog, LLC................................................................    Delaware
erizon, Inc........................................................................    Delaware
erizon.com, Inc....................................................................    Delaware
Gump's By Mail, Inc................................................................    Delaware
Gump's Corp........................................................................    Delaware
Hanover Brands, Inc................................................................    Delaware
Hanover Company Store, LLC.........................................................    Delaware
Hanover Direct Pennsylvania, Inc...................................................    Pennsylvania
Hanover Direct Virginia, Inc.......................................................    Delaware
Hanover Gifts, Inc.................................................................    Virginia
Hanover Home Fashions Group, LLC...................................................    Delaware
Hanover Realty, Inc................................................................    Delaware
Henre, Inc.........................................................................    Delaware
Keystone Internet Services, Inc....................................................    Delaware
Keystone Liquidations, Inc.........................................................    Delaware
Kitchen & Home, LLC................................................................    Delaware
LaCrosse Fulfillment, LLC..........................................................    Delaware
LWI Holdings, Inc..................................................................    Delaware
San Diego Telemarketing, LLC.......................................................    Delaware
Scandia Down Corporation...........................................................    Delaware
Scandia Down, LLC (d/b/a Turiya)...................................................    Delaware
Silhouettes, LLC...................................................................    Delaware
      - doing business in the Commonwealth of Pennsylvania as "Silhouettes
        Catalog LLC"
The Company Office, Inc............................................................    Delaware
The Company Store Factory, Inc.....................................................    Delaware
The Horn & Hardart Company, Inc....................................................    New York
Tweeds, LLC........................................................................    Delaware

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